Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
September 30, 2021
ICF-NPRT3-1121
1.9882755.104
Nonconvertible Bonds - 54.1%
		Principal Amount (a)	Value ($)
Argentina - 0.2%
YPF SA 4% 2/12/26 (b)(c)		1,067,685	947,570

Australia - 2.4%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	500,000	583,102
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	2,600,000	3,063,993
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (d)	GBP	3,000,000	3,961,867
6.75% 12/2/44 (Reg. S) (d)		5,725,000	6,490,719
TOTAL AUSTRALIA			14,099,681
Bailiwick of Guernsey - 0.2%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	1,200,000	1,394,121

Bailiwick of Jersey - 1.7%
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	4,050,000	5,459,589
7.125% 2/14/24	GBP	2,785,000	4,229,948
TOTAL BAILIWICK OF JERSEY			9,689,537
Cayman Islands - 0.7%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	192,104
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	3,150,000	4,213,709
TOTAL CAYMAN ISLANDS			4,405,813
Denmark - 0.6%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (d)	GBP	1,945,000	2,664,622
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	697,000	811,278
TOTAL DENMARK			3,475,900
France - 4.6%
BNP Paribas SA 2.159% 9/15/29 (c)(d)		1,070,000	1,059,871
Credit Agricole Assurances SA 4.75% 9/27/48 (d)	EUR	1,900,000	2,696,060
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	1,600,000	1,848,708
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	6,500,000	7,435,370
1.5% 10/14/24 (Reg. S)	EUR	1,700,000	1,959,349
1.875% 2/11/28 (Reg. S)	EUR	1,000,000	1,099,867
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	2,600,000	3,061,198
1.75% 10/7/27 (Reg. S)	EUR	3,700,000	4,262,237
Societe Generale:
4.25% 4/14/25 (c)		200,000	216,031
4.75% 11/24/25 (c)		975,000	1,082,008
Valeo SA 1% 8/3/28 (Reg. S)	EUR	2,000,000	2,297,147
TOTAL FRANCE			27,017,846
Germany - 2.7%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	2,757,000	2,970,213
Bayer AG:
2.375% 4/2/75 (Reg. S) (d)	EUR	7,140,000	8,354,814
3.75% 7/1/74 (Reg. S) (d)	EUR	200,000	243,254
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (d)	EUR	2,200,000	2,516,515
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	1,200,000	1,396,970
TOTAL GERMANY			15,481,766
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (d)	EUR	1,350,000	1,552,044

Hong Kong - 0.2%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (d)	EUR	1,200,000	1,377,746

Ireland - 4.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		1,100,000	1,275,342
AIB Group PLC 1.875% 11/19/29 (Reg. S) (d)	EUR	3,985,000	4,755,706
Bank Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (d)	EUR	4,940,000	5,719,388
2.375% 10/14/29 (Reg. S) (d)	EUR	2,835,000	3,421,374
3.125% 9/19/27 (Reg. S) (d)	GBP	3,675,000	5,019,820
Cloverie PLC 4.5% 9/11/44 (Reg. S) (d)		6,507,000	7,036,344
TOTAL IRELAND			27,227,974
Italy - 2.5%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	450,000	545,283
1.75% 7/30/31 (Reg. S)	EUR	700,000	840,181
Enel SpA 3.375% (Reg. S) (d)(e)	EUR	2,830,000	3,622,295
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (d)	EUR	4,305,000	5,178,176
6.572% 1/14/22 (c)		4,240,000	4,308,800
TOTAL ITALY			14,494,735
Luxembourg - 4.1%
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	8,900,000	8,711,371
2.25% 4/27/27 (Reg. S)	EUR	1,600,000	1,541,458
Alpha Trains Finance SA 2.064% 6/30/30	EUR	2,534,000	3,069,107
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	5,410,000	6,225,870
1.75% 3/12/29 (Reg. S)	EUR	1,300,000	1,562,192
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	2,380,000	2,801,424
TOTAL LUXEMBOURG			23,911,422
Mexico - 1.5%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		690,000	759,345
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	159,000	186,802
6.5% 3/13/27		7,485,000	7,859,250
TOTAL MEXICO			8,805,397
Netherlands - 3.5%
CTP BV:
0.5% 6/21/25 (Reg. S)	EUR	1,600,000	1,862,801
0.625% 11/27/23 (Reg. S)	EUR	2,200,000	2,579,715
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (d)		7,125,000	8,079,038
Deutsche Annington Finance BV 5% 10/2/23 (c)		950,000	1,019,772
JDE Peet's BV 2.25% 9/24/31 (c)		711,000	695,110
Technip Energies NV 1.125% 5/28/28	EUR	2,800,000	3,326,631
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	1,650,000	1,877,830
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	800,000	934,763
TOTAL NETHERLANDS			20,375,660
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (d)	EUR	1,400,000	1,670,519

Spain - 0.8%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	4,000,000	4,552,575

Sweden - 1.6%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (d)	EUR	2,255,000	2,752,609
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	2,400,000	2,786,041
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	3,235,000	3,923,976
TOTAL SWEDEN			9,462,626
Switzerland - 1.7%
Credit Suisse Group AG:
4.194% 4/1/31 (c)(d)		2,000,000	2,240,098
6.5% 8/8/23 (Reg. S)		6,850,000	7,495,955
TOTAL SWITZERLAND			9,736,053
United Kingdom - 18.2%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	675,000	903,416
Barclays PLC 2% 2/7/28 (Reg. S) (d)	EUR	850,000	1,007,570
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	5,685,000	7,562,795
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		15,082,000	16,140,594
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	7,660,000	10,965,347
3.75% 8/14/25 (Reg. S)	GBP	250,000	361,454
John Lewis PLC 6.125% 1/21/25	GBP	4,681,000	7,040,654
Lloyds Banking Group PLC 1.985% 12/15/31 (d)	GBP	1,500,000	2,018,206
M&G PLC:
5.625% 10/20/51 (Reg. S) (d)	GBP	3,150,000	5,007,564
6.5% 10/20/48 (Reg. S) (d)		1,100,000	1,344,570
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	600,000	840,778
4.5% 7/10/27 (Reg. S)	GBP	3,060,000	4,397,762
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (d)	GBP	2,450,000	3,296,806
3.622% 8/14/30 (Reg. S) (d)	GBP	650,000	926,388
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (d)	EUR	4,750,000	5,592,948
Rolls-Royce PLC:
3.375% 6/18/26	GBP	3,820,000	5,175,531
5.75% 10/15/27 (Reg. S)	GBP	1,925,000	2,879,628
SSE PLC 4.75% 9/16/77 (Reg. S) (d)		11,120,000	11,338,842
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,950,000	2,546,973
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	1,050,000	1,495,084
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	780,000	913,375
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (d)	GBP	1,900,000	2,827,105
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (d)	EUR	1,695,000	2,030,473
6.25% 10/3/78 (Reg. S) (d)		2,055,000	2,256,678
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	1,000,000	1,346,678
3.375% 10/16/25 (Reg. S)	GBP	3,915,000	5,528,011
TOTAL UNITED KINGDOM			105,745,230
United States of America - 1.6%
BAT Capital Corp. 3.557% 8/15/27		1,100,000	1,185,177
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	1,750,000	2,396,271
Southern Co. 1.875% 9/15/81 (d)	EUR	5,000,000	5,761,077
TOTAL UNITED STATES OF AMERICA			9,342,525
TOTAL NONCONVERTIBLE BONDS (Cost $314,784,059)			314,766,740

U.S. Government and Government Agency Obligations - 2.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 2.2%
U.S. Treasury Bonds:
2.5% 2/15/45 (f)	59,000	63,715
3% 5/15/47 (f)	297,000	352,328
U.S. Treasury Notes:
0.75% 3/31/26 (f)(g)	12,220,000	12,133,601
2.625% 2/15/29 (f)	220,000	239,869

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,753,865)		12,789,513

Foreign Government and Government Agency Obligations - 5.3%
		Principal Amount (a)	Value ($)
Germany - 3.8%
German Federal Republic:
0% 5/15/35 (Reg. S)	EUR	18,585,000	21,514,752
2.5% 7/4/44	EUR	150,000	266,169
TOTAL GERMANY			21,780,921
United Kingdom - 1.5%
United Kingdom, Great Britain and Northern Ireland:
0.625% 7/31/35 (Reg. S)	GBP	520,000	644,463
1.25% 10/22/41 (Reg. S)	GBP	6,195,000	8,161,217
TOTAL UNITED KINGDOM			8,805,680
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $33,166,766)			30,586,601

Preferred Securities - 28.2%
		Principal Amount (a)	Value ($)
Australia - 1.1%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (d)(e)		2,430,000	2,622,349
5.875% (c)(d)(e)		3,305,000	3,685,075
TOTAL AUSTRALIA			6,307,424
Canada - 0.7%
Bank of Nova Scotia:
4.65% (d)(e)		2,395,000	2,398,593
4.9% (d)(e)		1,380,000	1,483,500
TOTAL CANADA			3,882,093
France - 3.0%
BNP Paribas SA 6.625% (Reg. S) (d)(e)		2,150,000	2,335,438
Danone SA 1.75% (Reg. S) (d)(e)	EUR	2,100,000	2,484,766
EDF SA 5.25% (Reg. S) (d)(e)		10,905,000	11,327,569
Societe Generale 7.875% (Reg. S) (d)(e)		1,310,000	1,443,607
TOTAL FRANCE			17,591,380
Germany - 2.7%
Bayer AG 2.375% 11/12/79 (Reg. S) (d)	EUR	13,300,000	15,503,267

Ireland - 0.4%
AIB Group PLC 6.25% (Reg. S) (d)(e)	EUR	1,620,000	2,090,451

Italy - 0.7%
Enel SpA 2.5% (Reg. S) (d)(e)	EUR	3,450,000	4,159,597

Luxembourg - 3.8%
Aroundtown SA 3.375% (Reg. S) (d)(e)	EUR	7,800,000	9,453,005
CPI Property Group SA 3.75% (Reg. S) (d)(e)	EUR	3,880,000	4,397,768
Grand City Properties SA 1.5% (Reg. S) (d)(e)	EUR	7,500,000	8,546,538
TOTAL LUXEMBOURG			22,397,311
Netherlands - 7.5%
AerCap Holdings NV 5.875% 10/10/79 (d)		4,550,000	4,747,880
AT Securities BV 5.25% (Reg. S) (d)(e)		3,000,000	3,150,600
Deutsche Annington Finance BV 4% (Reg. S) (d)(e)	EUR	2,500,000	2,917,247
Stichting AK Rabobank Certificaten 19.4365% (Reg. S) (d)(e)(h)	EUR	1,450,075	2,414,561
Telefonica Europe BV 2.625% (Reg. S) (d)(e)	EUR	4,200,000	4,961,642
Volkswagen International Finance NV:
2.5%(Reg. S) (d)(e)	EUR	495,000	578,446
2.7%(Reg. S) (d)(e)	EUR	4,500,000	5,342,889
3.875% (Reg. S) (d)(e)	EUR	6,000,000	7,701,587
4.625% (Reg. S) (d)(e)	EUR	9,300,000	12,144,811
TOTAL NETHERLANDS			43,959,663
Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(e)	EUR	1,800,000	2,232,233

Sweden - 1.7%
Heimstaden Bostad AB 3.248% (Reg. S) (d)(e)	EUR	5,890,000	6,990,383
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(e)	EUR	2,500,000	2,903,115
TOTAL SWEDEN			9,893,498
Switzerland - 1.8%
Credit Suisse Group AG 7.5% (Reg. S) (d)(e)		8,905,000	9,728,713
UBS Group AG 7% (Reg. S) (d)(e)		500,000	568,750
TOTAL SWITZERLAND			10,297,463
United Kingdom - 4.4%
Aviva PLC 6.125% (d)(e)	GBP	3,900,000	5,504,130
Barclays Bank PLC 7.625% 11/21/22		1,881,000	2,016,373
Barclays PLC 7.125% (d)(e)	GBP	200,000	301,803
British American Tobacco PLC 3% (Reg. S) (d)(e)	EUR	9,200,000	10,563,573
HSBC Holdings PLC 6.375% (d)(e)		3,050,000	3,328,831
National Express Group PLC 4.25% (Reg. S) (d)(e)	GBP	840,000	1,171,520
SSE PLC 3.74% (Reg. S) (d)(e)	GBP	1,960,000	2,727,262
TOTAL UNITED KINGDOM			25,613,492
TOTAL PREFERRED SECURITIES (Cost $161,008,415)			163,927,872

Money Market Funds - 8.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (i) (Cost $46,557,210)	46,547,900	46,557,210

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 2.5% on a credit default swap with Barclays Bank PLC to buy protection on the 5-Year iTraxx Europe Crossover Series 35 Index expiring June 2026, paying 5% quarterly. (Cost $711,007)	12/15/21	EUR	74,800,000	755,132

TOTAL INVESTMENT IN SECURITIES - 97.9% (Cost $568,981,322)	569,383,068
NET OTHER ASSETS (LIABILITIES) - 2.1%	12,185,804
NET ASSETS - 100.0%	581,568,872

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	33	Dec 2021	3,375,161	(61,880)	(61,880)
Eurex Euro-Bund Contracts (Germany)	88	Dec 2021	17,310,568	(264,362)	(264,362)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	48	Dec 2021	11,305,867	(454,458)	(454,458)
TME 10 Year Canadian Note Contracts (Canada)	167	Dec 2021	18,874,191	(351,043)	(351,043)

TOTAL BOND INDEX CONTRACTS					(1,131,743)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	7	Dec 2021	1,540,383	(998)	(998)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	460	Dec 2021	56,461,406	(374,408)	(374,408)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	99	Dec 2021	15,762,656	(499,827)	(499,827)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	211	Dec 2021	30,647,750	(666,703)	(666,703)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	160	Dec 2021	30,570,000	(1,279,356)	(1,279,356)

TOTAL TREASURY CONTRACTS					(2,821,292)

TOTAL PURCHASED					(3,953,035)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	142	Dec 2021	22,194,056	91,389	91,389
ICE Long Gilt Contracts (United Kingdom)	162	Dec 2021	27,317,592	843,150	843,150

TOTAL SOLD					934,539

TOTAL FUTURES CONTRACTS					(3,018,496)
The notional amount of futures purchased as a percentage of Net Assets is 32.0%
The notional amount of futures sold as a percentage of Net Assets is 8.5%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

AUD	28,000	USD	20,233	Citibank NA	10/01/21	10
CAD	80,000	USD	62,678	State Street Bank And Trust Co	10/01/21	483
USD	1,975,701	EUR	1,703,000	Royal Bank Of Canada	10/01/21	3,031
EUR	372,000	USD	430,255	JPMorgan Chase Bank, N.A.	10/04/21	651
USD	134,512	GBP	100,000	JPMorgan Chase Bank, N.A.	10/04/21	(228)
USD	69,107,000	EUR	58,387,124	JPMorgan Chase Bank, N.A.	10/15/21	1,459,878
EUR	1,471,000	USD	1,702,168	JPMorgan Chase Bank, N.A.	10/29/21	2,590
EUR	1,918,000	USD	2,226,303	Royal Bank Of Canada	10/29/21	(3,513)
EUR	520,000	USD	615,104	State Street Bank And Trust Co	10/29/21	(12,470)
EUR	1,731,000	USD	2,030,691	State Street Bank And Trust Co	10/29/21	(24,618)
EUR	139,000	USD	163,089	State Street Bank And Trust Co	10/29/21	(2,001)
GBP	1,433,000	USD	1,983,737	BNP Paribas	10/29/21	(52,849)
GBP	34,000	USD	46,887	BNP Paribas	10/29/21	(1,073)
GBP	172,000	USD	234,659	Bank Of America NA	10/29/21	(2,898)
GBP	103,000	USD	140,738	JPMorgan Chase Bank, N.A.	10/29/21	(1,951)
GBP	951,000	USD	1,303,635	JPMorgan Chase Bank, N.A.	10/29/21	(22,215)
GBP	746,000	USD	1,003,491	JPMorgan Chase Bank, N.A.	10/29/21	1,703
GBP	528,000	USD	714,614	Royal Bank Of Canada	10/29/21	(3,163)
USD	112,721	AUD	153,000	BNP Paribas	10/29/21	2,097
USD	196,784	CAD	250,000	Citibank NA	10/29/21	(587)
USD	35,836	CAD	46,000	JPMorgan Chase Bank, N.A.	10/29/21	(480)
USD	152,440	CAD	193,000	Royal Bank Of Canada	10/29/21	70
USD	4,321,081	EUR	3,656,000	BNP Paribas	10/29/21	84,105
USD	10,648,027	EUR	9,066,000	BNP Paribas	10/29/21	141,345
USD	374,421	EUR	316,000	Brown Brothers Harriman & Co.	10/29/21	8,205
USD	680,420	EUR	578,000	Citibank NA	10/29/21	10,570
USD	8,709,660	EUR	7,361,000	JPMorgan Chase Bank, N.A.	10/29/21	178,921
USD	434,842	EUR	371,000	JPMorgan Chase Bank, N.A.	10/29/21	4,886
USD	203,335	EUR	174,000	JPMorgan Chase Bank, N.A.	10/29/21	1,685
USD	905,615	EUR	765,000	Royal Bank Of Canada	10/29/21	19,049
USD	501,318	EUR	427,000	Royal Bank Of Canada	10/29/21	6,463
USD	177,732,752	EUR	150,285,000	State Street Bank And Trust Co	10/29/21	3,565,900
USD	308,946	EUR	261,000	State Street Bank And Trust Co	10/29/21	6,471
USD	2,348,843	EUR	1,985,000	State Street Bank And Trust Co	10/29/21	48,405
USD	362,989	GBP	266,000	JPMorgan Chase Bank, N.A.	10/29/21	4,569
USD	115,740,868	GBP	83,579,000	Royal Bank Of Canada	10/29/21	3,122,797
USD	6,152,619	GBP	4,442,000	State Street Bank And Trust Co	10/29/21	167,270

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						8,713,108

Unrealized Appreciation						8,841,154
Unrealized Depreciation						(128,046)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Akzo Nobel NV	Jun 2024	Citibank, N.A.	(1%)	Quarterly	EUR	5,250,000	(144,172)	92,227	(51,945)
Assicurazioni Generali SpA	Dec 2026	BNP Paribas SA	(1%)	Quarterly	EUR	4,900,000	(138,459)	131,435	(7,024)
Axa SA	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	4,900,000	(75,940)	62,641	(13,299)
BMW Finance NV	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	4,900,000	(168,417)	165,089	(3,328)
Barclays PLC	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	4,900,000	(139,454)	132,957	(6,497)
Daimler AG	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	4,800,000	(138,658)	131,736	(6,922)
Deutsche Bank AG	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	4,900,000	(83,724)	77,056	(6,668)
Gas Natural Capital Markets SA	Jun 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,800,000	(13,550)	4,351	(9,199)
Intesa Sanpaolo SpA	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	4,800,000	(132,899)	128,752	(4,147)
Shell International Finance BV	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	4,800,000	(188,745)	182,864	(5,881)
Societe Generale	Dec 2026	BNP Paribas SA	(1%)	Quarterly	EUR	4,900,000	(108,192)	96,594	(11,598)
Standard Chartered Bank	Jun 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	920,000	(6,789)	(1,750)	(8,539)
Volvo Treas AB	Jun 2024	Citibank, N.A.	(1%)	Quarterly	EUR	850,000	(20,743)	11,324	(9,419)

TOTAL CREDIT DEFAULT SWAPS							(1,359,742)	1,215,276	(144,466)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted

Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
USD	-	U.S. dollar
CAD	-	Canadian dollar
AUD	-	Australian dollar

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,394,929 or 5.4% of net assets.

(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Security is perpetual in nature with no stated maturity date.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,736,491.
(g)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps.  At period end, the value of securities pledged amounted to $657,344.

(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	53,135,260	218,987,942	225,566,036	23,041	44	-	46,557,210	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	-	390,343	390,343	1	-	-	-	0.0%
Total	53,135,260	219,378,285	225,956,379	23,042	44	-	46,557,210

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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